Exhibit 99.1

NOTICE OF MERGER EVENT AND SUPPLEMENTAL INDENTURE

NOTICE OF MAKE-WHOLE FUNDAMENTAL CHANGE

FUNDAMENTAL CHANGE COMPANY NOTICE

To the holders of all outstanding

BROCADE COMMUNICATIONS SYSTEMS, INC.

1.375% Convertible Senior Notes due 2020

(CUSIP No. 111621 AQ1)

Reference is made to the Indenture, dated as of January 14, 2015 (the “Indenture”), by and between Brocade Communications Systems, Inc., a Delaware corporation (together with any successor, the “Company”), as issuer, and Wells Fargo Bank, National Association, a national banking association organized under the laws of the United States of America, as trustee (the “Trustee”), relating to the Company’s 1.375% Convertible Senior Notes due 2020 (the “Notes”). This Notice of Merger Event and Supplemental Indenture, Notice of Make-Whole Fundamental Change, and Fundamental Company Change Notice (collectively, the “Joint Notice”) is hereby given by the Company, as required by and pursuant to Sections 14.01(b)(iii), 14.03(b), 14.07(b) and 15.02(c) of the Indenture.

IMPORTANT: The Fundamental Change Purchase Price that you will receive if you validly exercise the Fundamental Change Purchase Right will be less than the value that you would receive upon conversion of the Notes, as described below under “3. Notice of Make-Whole Fundamental Change: Conversion Right and Make-Whole Adjustment.”

Capitalized terms used in this Joint Notice, unless otherwise defined herein, have the meanings ascribed to such terms in the Indenture.

In accordance with Sections 14.01(b)(iii), 14.03(b), 14.07(b) and 15.02(c) of the Indenture, the Company hereby notifies you that:

1.	Notice of Merger Event

The Company entered into an Agreement and Plan of Merger, dated as of November 2, 2016 (the “Merger Agreement”), by and among Bobcat Merger Sub, Inc. (“Purchaser”), the Company, Broadcom Limited and Broadcom Corporation. On December 19, 2016, Broadcom Corporation assigned all of its rights under the Merger Agreement to LSI Corporation. Pursuant to the Merger Agreement, among other things, the Purchaser was merged with and into the Company (the “Merger”), with the Company as the surviving corporation and a wholly-owned subsidiary of LSI Corporation. At the time the Merger became effective, each share of common stock of the Company issued and outstanding immediately prior to the effective time (“Common Stock”), other than shares of Common Stock owned by the Purchaser, the Company, any subsidiary of the Company, Broadcom Corporation, Broadcom Limited or any subsidiary of Broadcom Limited, was cancelled and extinguished and automatically converted into the right to receive cash, without interest, in the amount of $12.75 (the “Merger Consideration”). The consummation and effectiveness of the Merger, which occurred on November 17, 2017, constitutes a Fundamental Change and Make-Whole Fundamental Change under the Indenture.

2.	Notice of Execution of Supplemental Indenture

Section 14.07 of the Indenture provides that, in connection with and as a result of the Merger, from and after the filing of the certificate of merger with the Delaware Secretary of State on November 17, 2017, the effective time of the Merger (the “Effective Time”), the right to convert each $1,000 in principal amount of Notes shall be changed into a right to convert such principal amount of Notes into the kind and amount of shares of stock, other securities or other property or assets (including cash or any combination thereof) that a holder of a number of shares of Common Stock equal to the Conversion Rate immediately prior to such Merger Event would have owned or been entitled to receive upon such Merger Event, and that prior to or at the effective time of such Merger Event, the Company or the successor purchasing Person, as the case may be, shall execute with the Trustee a supplemental indenture as permitted under Section 10.01(i) of the Indenture providing for such change in the right to convert each $1,000 principal amount of Notes.

On November 17, 2017, the Company and the Trustee executed a supplemental indenture (the “Supplemental Indenture”) permitted under Section 10.01 of the Indenture and required by Section 14.07 of the Indenture as described above. The Supplemental Indenture provides that for all conversions that occur after the Effective Time in accordance with and subject to Article 14 of the Indenture, the consideration due upon conversion of each $1,000 principal amount of Notes shall be solely cash in an amount equal to the Conversion Rate in effect on the Conversion Date (as may be increased pursuant to Section 14.03 of the Indenture, as described below under “3. Notice of Make-Whole Fundamental Change: Conversion Right and Make-Whole Adjustment”), multiplied by the Merger Consideration, less any applicable withholding taxes, and that the Company shall make such cash payment to converting Holders on the third Business Day immediately following the Conversion Date.

A copy of the Supplemental Indenture was filed by the Company with the United States Securities and Exchange Commission as an exhibit to a Current Report on Form 8-K dated November 17, 2017.

3.	Notice of Make-Whole Fundamental Change: Conversion Right and Make-Whole Adjustment

The effective date of the Make-Whole Fundamental Change resulting from the consummation of the Merger is November 17, 2017 (the “Make-Whole Effective Date”). As an alternative to requiring the Company to purchase a Holder’s Notes (which purchase requirement is described in Section 4 below), the Notes may be surrendered for conversion at any time from and after November 17, 2017 until the close of business (5:00 P.M. New York City time) on January 9, 2018, the Business Day immediately preceding the Fundamental Change Repurchase Date, in accordance with Section 14.03 of the Indenture.

In order to validly surrender such Notes for conversion, the Holder must withdraw any previously submitted Fundamental Change Repurchase Notice relating to such Notes in accordance with the terms of the Indenture, pursuant to the requirements of Section 15.02(c)(viii) of the Indenture and the Fundamental Change Repurchase Notice.

Conversion Rate and Make-Whole Adjustment

The Conversion Rate in effect immediately prior to the Make-Whole Fundamental Change is 63.7088 shares of Common Stock per $1,000 principal amount of Notes (the “Base Conversion Rate”). The Conversion Rate applicable to Notes that are surrendered for conversion during the period from and including the Make-Whole Effective Date and ending at 5:00 p.m., New York City time, on January 9, 2018, the Business Day immediately preceding the Fundamental Change Repurchase Date (such period, the “Make-Whole Fundamental Change Period”), will be increased pursuant to Section 14.03 of the Indenture (such increased Conversion Rate, the “Make-Whole Conversion Rate”). The number of Additional Shares to be received per $1,000 principal amount of Notes pursuant to Section 14.03 of the Indenture during the Make-Whole Fundamental Change Period is 16.1043 shares of Common Stock. Accordingly, during the Make-Whole Fundamental Change Period, the Make-Whole Conversion Rate is 79.8131 shares of Common Stock per $1,000 principal amount of Notes. Accordingly, the total amount of consideration to be paid for each $1,000 principal amount of Notes surrendered for conversion during the Make-Whole Fundamental Change Conversion Period is expected to be $1,017.6170.

The following table illustrates the approximate amount in cash per $1,000 principal amount of Notes that a Holder would receive if its Notes are (a) purchased by the Company through exercise of the Fundamental Change Purchase Right or (b) converted during the Make-Whole Fundamental Change Period at the Make-Whole Conversion Rate from and after the Effective Time.

Fundamental Change Purchase Price (a)	Conversion at Make-Whole Conversion Rate (b)
$1,000.3056	$1,017.6170

The name and address of the Conversion Agent is Wells Fargo Bank, National Association, Corporate Trust Operations, MAC N9300-070, 600 South Fourth Street, Minneapolis, Minnesota 55402 (Brocade Communications Systems, Inc., 1.375% Convertible Senior Notes due 2020). A Holder may exercise its rights to require the Company to convert by completing, manually signing and delivering an irrevocable notice (which shall be in substantially the form attached as Annex A or a facsimile thereof at the office of the Conversion Agent and state in writing therein the principal amount of Notes to be converted, and, in the case of Global Notes, must comply with the procedures of the Depositary in effect at that time), of the exercise of such rights to the Conversion Agent (a “Conversion Notice”). In the case of Physical Notes, the Holder must also surrender such Notes, duly endorsed to the Company or in blank (and accompanied by appropriate endorsement and transfer documents), at the office of the Conversion Agent, if required, furnish endorsements and transfer documents, if required, pay all transfer and similar taxes. If required, holders of both Physical Notes and Global Notes must pay funds equal to the interest payable on the next Interest Payment Date to which such Holder is not entitled.

4.	Fundamental Change Notice: Holder’s Right to Have the Company Repurchase Notes; Procedures for Exercising Such Rights

The effective date of the Fundamental Change resulting from the consummation of the Merger is November 17, 2017. As a result of the Fundamental Change resulting from the consummation of the Merger, each Holder has the right to require the Company to purchase the Notes of such Holder equal to $1,000 principal amount (or an integral multiple number thereof) at the Fundamental Change Repurchase Price on the Fundamental Change Repurchase Date. The Company has set the “Fundamental Change Repurchase Date” as January 10, 2018. The Fundamental Change Repurchase Price is the amount equal to 100% of the principal amount of the Notes to be repurchased, together with accrued and unpaid interest, if any, to, but not including, the Fundamental Change Repurchase Date. We expect that there will be accrued and unpaid interest due as part of the Fundamental Change Repurchase Price equal to approximately $0.3056 per $1,000 principal amount of the Notes tendered for purchase. Accordingly, the total amount of consideration to be paid for each $1,000 principal amount of Notes validly tendered pursuant to the Repurchase Option is expected to be $1,000.3056.

IMPORTANT: The Fundamental Change Purchase Price that you will receive if you validly exercise the Fundamental Change Purchase Right will be less than the value that you would receive upon conversion of the Notes, as described above under “3. Notice of Make-Whole Fundamental Change: Conversion Right and Make-Whole Adjustment.”

The name and address of the paying agent is Wells Fargo Bank, National Association, Corporate Trust Operations, MAC N9300-070, 600 South Fourth Street, Minneapolis, MN 55402 (Brocade Communications Systems, Inc., 1.375% Convertible Senior Notes due 2020). In accordance with Section 15.02 of the Indenture, a Holder may exercise its rights to require the Company to repurchase for cash all or any portion of the Notes of such Holder by delivering a duly completed notice (which shall be in substantially the form attached as Annex B and which may be delivered by first class mail, and, in the case of Global Notes, may be delivered in accordance with the applicable procedures of the Depositary), of the exercise of such rights to the paying agent on or before the close of business on the Business Day immediately preceding the Fundamental Change Repurchase Date, subject to extension to comply with applicable law (a “Fundamental Change Repurchase Notice”) and delivering the Notes to the paying agent at any time after delivery of the Fundamental Change Repurchase Notice (together with all necessary endorsements for transfer) at the Corporate Trust Office of the paying agent, or book-entry transfer of the Notes, if the Notes are Global Notes, in compliance with the procedures of the Depositary.

The Fundamental Change Repurchase Notice must be delivered on or prior to the close of business on the Fundamental Change Repurchase Date and shall state: (A) the certificate number (if such Note is held other than in global form) of the Note which the Holder will deliver to be purchased, or, if the Note is held in global form, any other items required to comply with the Applicable Procedures, (B) the portion of the principal amount of the Note which the Holder will deliver to be purchased and (C) that such Note shall be purchased as of the Fundamental Change Repurchase Date pursuant to the terms and conditions specified in the Notes and in the Indenture. The delivery of a Note for which a Fundamental Change Repurchase Notice has been timely delivered to any paying agent at the office of such paying agent or in compliance with Applicable Procedures and not validly withdrawn prior to, on or after the Fundamental Change Repurchase Date (together with all necessary endorsements) shall be a condition to the receipt by the Holder of the Fundamental Change Repurchase Price therefor. The Company shall be obliged to purchase a portion of a Note only if the principal amount of such portion is $1,000 or an integral multiple of $1,000.

Unless the Company fails to pay such Fundamental Change Repurchase Price, Notes covered by any Fundamental Change Repurchase Notice will cease to be outstanding and interest will cease to accrue on and after the Fundamental Change Repurchase Date.

Any Holder that delivers a Fundamental Change Repurchase Notice in accordance with the Indenture and this Notice shall have the right to withdraw such Fundamental Change Repurchase Notice in whole or in a portion thereof that is a principal amount of $1,000 or in an integral multiple thereof at any time prior to the close of business on the Business Day immediately preceding the Fundamental Change Repurchase Date by delivery of a written notice of withdrawal to the paying agent that states: (A) the principal amount of the Notes with respect to which such notice of withdrawal is being submitted; (B) the certificate numbers of the Notes in respect of which such notice of withdrawal is being submitted, if Physical Notes have been issued; and (C) the principal amount, if any, of such Note that remains subject to the original Fundamental Change Repurchase Notice, which portion must be in principal amounts of $1,000 or an integral multiple of $1,000; in the case of Global Notes, the notice must comply with appropriate procedures of the Depositary.

5.	Miscellaneous

Please refer to the Indenture for a more complete description of the rights and procedures described herein. In the event of any conflicting information in this Joint Notice and the Indenture, the information in the Indenture will control. Holders should not assume that the information in this Joint Notice is accurate as of any date other than the date hereof.

This Joint Notice does not constitute any recommendation as to whether you should exercise any rights of conversion or repurchase. Whether you choose to convert your notes or have them repurchased may have materially different tax results for you. You should consult your own financial and tax advisors and must make your own decision as to whether to exercise any rights of conversion or repurchase, as outlined in this Joint Notice and, if so, the amount of Notes for which to exercise such option.

DATED: November 17, 2017

By BROCADE COMMUNICATIONS SYSTEMS, INC.

ANNEX A

[FORM OF NOTICE OF CONVERSION]

BROCADE COMMUNICATIONS SYSTEMS, INC.

1.375% Convertible Senior Notes due 2020

To:	WELLS FARGO BANK, NATIONAL ASSOCIATION

Corporate Trust Operations

MAC N9300-070

600 South Fourth Street

Minneapolis, MN 55402

The undersigned registered owner of this Note hereby exercises the option to convert this Note, or the portion hereof (that is $1,000 principal amount or an integral multiple thereof) below designated, into cash, shares of Common Stock or a combination of cash and shares of Common Stock, as applicable, in accordance with the terms of the Indenture referred to in this Note, and directs that any cash payable and any shares of Common Stock issuable and deliverable upon such conversion, together with any cash for any fractional share, and any Notes representing any unconverted principal amount hereof, be issued and delivered to the registered Holder hereof unless a different name has been indicated below. If any shares of Common Stock or any portion of this Note not converted are to be issued in the name of a Person other than the undersigned, the undersigned will pay all documentary, stamp or similar issue or transfer taxes, if any in accordance with Section 14.02(d) and Section 14.02(e) of the Indenture. Any amount required to be paid to the undersigned on account of interest accompanies this Note. Capitalized terms used herein but not defined shall have the meanings ascribed to such terms in the Indenture.

Dated:
Signature(s)
Signature Guarantee

Signature(s) must be guaranteed by an eligible Guarantor Institution (banks, stock brokers, savings and loan associations and credit unions) with membership in an approved signature guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15 if shares of Common Stock are to be issued, or Notes are to be delivered, other than to and in the name of the registered holder.

Fill in for registration of shares if to be issued, and Notes if to be delivered, other than to and in the name of the registered holder:

(Name)
(Street Address)
(City, State and Zip Code) Please print name and address

Principal amount to be converted (if less than all): $        ,000

NOTICE: The above signature(s) of the Holder(s) hereof must correspond with the name as written upon the face of the Note in every particular without alteration or enlargement or any change whatever.

Social Security or Other Taxpayer Identification Number

ANNEX B

[FORM OF FUNDAMENTAL CHANGE REPURCHASE NOTICE]

BROCADE COMMUNICATIONS SYSTEMS, INC.

1.375% Convertible Senior Notes due 2020

To:	WELLS FARGO BANK, NATIONAL ASSOCIATION

Corporate Trust Operations

MAC N9300-070

600 South Fourth Street

Minneapolis, MN 55402

The undersigned registered owner of this Note hereby acknowledges receipt of a notice from Brocade Communications Systems, Inc. (the “Company”) as to the occurrence of a Fundamental Change with respect to the Company and specifying the Fundamental Change Repurchase Date and requests and instructs the Company to pay to the registered holder hereof in accordance with Section 15.02 of the Indenture referred to in this Note (1) the entire principal amount of this Note, or the portion thereof (that is $1,000 principal amount or an integral multiple thereof) below designated, and (2) if such Fundamental Change Repurchase Date does not fall during the period after a Regular Record Date and on or prior to the corresponding Interest Payment Date, accrued and unpaid interest, if any, thereon to, but excluding, such Fundamental Change Repurchase Date. Capitalized terms used herein but not defined shall have the meanings ascribed to such terms in the Indenture.

In the case of Physical Notes, the certificate numbers of the Notes to be repurchased are as set forth below:

Dated:
Signature(s)
Social Security or Other Taxpayer Identification Number

Principal amount to be converted (if less than all): $        ,000

NOTICE: The above signature(s) of the Holder(s) hereof must correspond with the name as written upon the face of the Note in every particular without alteration or enlargement or any change whatever.